Exhibit 99.1

ADITXT (NASDAQ: ADTX) MAKING PROMISING INNOVATIONS POSSIBLE, TOGETHER…

This presentation contains forward - looking statements that are subject to many risk and uncertainties. Forward - looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned product development; our intellectual property position; our ability to develop commercial functions; expectations regarding project launch and revenue; our results of operations, cash needs, spending, financial condition, liquidity, prospects, growth and strategies; the industry in which we operate; and the trends that may affect the industry or us. Although we believe we have a reasonable basis for each forward - looking statement, we caution you that forward looking statements are not guarantees of future performance. ADTX | Aditxt.com | Innovation in monitoring and treatment of the immune system 2 Actual results may differ materially from those indicated by these forward - looking statements as a result of various important factors, as well as those risks more fully discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2021, that was filed with the U.S. Securities and Exchange Commission on March 25, 2021 as well as discussions of potential risk, uncertainties, and other important factors in the Company’s subsequent filings with the U.S. Securities and Exchange Commission. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise. This Presentation includes certain projections and forward - looking statements provided by the Company, including with respect to the anticipated future performance of the Company, and our ability to develop and commercialize products and obtain regulatory approvals. Such projections and forward - looking statements reflect various assumptions of management, and are subject to significant business, regulatory, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, there can be no assurance that such projections or forward - looking statements will be realized. Actual results may vary from anticipated results and such variations may be material. Therefore, you should not rely on any of these projections or forward - looking statements. Important factors that could cause our actual results to differ materially from those indicated in the projections or forward - looking statements include, among others: (i) risks associated with the regulatory approval process; (ii) our ability to enter strategic relationships for development or commercialization of our products; (iii) patents may not issue from our patent applications, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required; (iv) our ability to obtain sufficient financing; and (v) our ability to consummate on terms that are favorable to us or at all any potential strategic transactions. Any projection or forward - looking statement made by us in this Presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to update any projection or forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Safe Harbor Statement & Disclaimers

3 ADTX | A ditxt.com | Innovation in monitoring and treatment of the immune system Focus on Innovations in the Field of Precision Medicine Precision Monitoring • Lab Tests • Personalized screenings and recommendations • Point of Care • At - home monitoring • A.I. • Targeted therapeutics, technologies and treatments Precision Prevention and Treatment • Immune Tolerance • Antivirals • Immune Modulators • Nutraceuticals • Supplements • Regenerative Medicine • Stem Cells Applications • Autoimmune • Organ Transplantation • Oncology • Infectious Diseases • Central Nervous System • Dermatology

OUR 3D APPROACH • IP • Early to late - stage companies Discover • Innovation • Operation • Commercialization • Corporation Develop • IPO • M&A Deploy

ADVANTAGES D IVERSIFIED E FFICIENT L IQUID T RANSPARENT Growing diversified portfolio of innovative subsidiaries Shared innovation, operational, commercialization, and corporate resources to support all subsidiaries Approximately $4B traded to date Fully SEC reporting and NASDAQ listed Access to breakthrough innovations developed by leading institutions and corporations A CCESS Scalable business infrastructure to support exponential growth S CALABLE

Amro Albanna Co - founder, CEO, and Chairman Dr. Shahrokh Shabahang Co - founder, Chief Innovation Officer, Board Member Rowena Albanna Chief Operations Officer Corinne Pankovcin Chief Commercialization Officer Thomas Farley Chief Financial Officer Jennifer Lee Chief People Officer Maureen Connolly Chief Content and Engagement Officer Silicon Valley, CA - New York, NY - Richmond, VA – Berlin, Germany – Dubai, UAE - Milan, Italy | | | | | | | | | Investment Bank Securities Counsel Exchange M&A Counsel

CURRENT PROGRAMS AND OPPORTUNITIES PRECISION PREVENTION/TREATMENT Immune Modulation Therapeutic COLLABORATORS Pearsanta PRECISION MONITORING Immunological Monitoring

REAL TIME, RAPID TEST, LAB - QUALITY SCREENING & MONITORING » Launch of Test2Treat.me Platform in major markets » Revenue growth organically and via M&A MARKET 2024 MILESTONE PROGRAM HIGHLIGHTS » Established CLIA/CAP Immune Monitoring Center in Richmond, VA » Medicare reimbursed » Initiated operations and became revenue - generating » FedEx signs as key logistics partner Test2Treat.me Lab tests are used in more than: 14 billion lab tests ordered in the U.S. every year ( CDC ). 70 % of medical diagnoses The projected value of global clinical direct - to - consumer (DTC) and point - of - care (POC) by 2030 testing markets combined are estimated to hit $ 429B Which test do you have? SHOP

PRECISION THERAPEUTICS ADDRESSING ORGAN REJECTION, AUTOIMMUNITY, CENTRAL NERVOUS SYSTEM DISORDERS, AND ALLERGIES 02 MARKET » Mayo Clinic Human trial initial results » Psoriasis human trial in Germany » T1D human trial » ADI - 100 restores immune tolerance in an antigen - specific manner without impairment of immune response » 2024 MILESTONE » PROGRAM HIGHLIGHTS » 100+ issued patents » Drug substance manufacturing completed » Signed a clinical trial agreement with Mayo Clinic to test ADI - 100 in patients with Stiff - Person Syndrome » ADI - 100 prevented checkpoint - inhibitor - induced T1D in animal models without diminishing effectiveness in reducing cancer tumor size

2024 ANTICIPATED MILESTONES Adimune • Sales channels expansion • Offerings expansion • 2 - 4 Clinical Trials (Psoriasis, SPS, T1D, Skin Allograft Pearsanta

Silicon Valley, CA - New York, NY - Richmond, VA – Berlin, Germany – Dubai, UAE - Milan, Italy | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |